Exhibit 10.49
                          TRADEMARK SECURITY AGREEMENT
                                    (Antigua)

         THIS TRADEMARK SECURITY AGREEMENT is made and entered into as of the 7th day of May, 1997, by THE ANTIGUA GROUP, INC., a Nevada corporation (hereinafter called "Debtor"), whose chief executive office is located at 9319 North 94th Way, Scottsdale, Arizona, in favor of THOMAS E. DOOLEY, JR., as agent for Sellers (defined below), and his heirs, personal representatives, successors and assigns (hereinafter called "Secured Party"), whose address is 12401 East Saddle Horn Drive, Scottsdale, Arizona 85259.

                                    RECITALS

         A. Debtor has adopted, used and is using, or has a bona fide intent to use, the trademarks, trade names, trade dress and service marks listed on the attached Exhibit A, which trademarks, trade names, trade dress and service marks are registered, or the subject of pending applications for registration, in the United States Patent and Trademark Office, and all renewals thereof (the "Trademarks");

         B.  The  parties  identified  on  Schedule  1 hereto  (the  "Sellers"),
Southhampton Enterprises Corp., a British Columbia corporation ("SEC") and Southhampton Enterprises Inc., a Texas corporation ("SEI") have entered into a Stock Purchase Agreement dated April 21, 1997 (the "Stock Purchase Agreement"), which provides for the purchase by SEI from Sellers of all of the issued and outstanding common stock of Debtor.

         C. Secured Party has agreed to provide certain financing to SEC in connection with the Stock Purchase Agreement, provided that Secured Party receives, among other things, a security interest in the Trademarks and certain related rights and interests.

         D. Debtor has executed and delivered to Secured Party a Security Agreement, of even date herewith (the "Security Agreement"), in which Debtor has granted to Secured Party a security interest in all right, title and interest of Debtor in and to, among other things, the Trademarks, together with all prints, labels and materials on which said Trademarks have appeared or appear and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, the entire goodwill of the business in connection with which the Trademarks are used, all claims for damages by reason of past infringement of the Trademarks with the right to sue for and collect the same, and together with all license rights in the foregoing and all royalties for such licenses (collectively, the "Trademark Rights"), to secure the payment, performance and observance of the indebtedness and obligations described and defined in the Security Agreement as the "Obligation."

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Party as follows:

                  1. Debtor hereby grants to Lender a security interest in, and mortgage on, all right, title and interest of Debtor in and to the Trademarks and the Trademark Rights (collectively, the "Collateral"), to secure the prompt payment, performance and observance of the Obligation, as defined in the Security Agreement, said security interest to flow with the title to the Collateral.

                  2. Debtor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  3. Secured Party's security interest in the Collateral is subject to certain prior security interests as provided in the Security Agreement.

                  4. Nothing in this document shall limit the rights, obligations and/or remedies of the parties as set forth in the Security Agreement or in the other documents and instruments evidencing and securing the Obligation.

         IN WITNESS WHEREOF, Debtor has caused this document to be duly executed by its officer thereunto duly authorized as of the 7th day of May, 1997.

                                 THE ANTIGUA GROUP, INC., a Nevada
                                 corporation


                                 By /s/ Gerald K. Whitley

                                   Its VP - Finance

                                                                          DEBTOR

                                 Debtor's Address:   9319 North 94th Way
                                                     Scottsdale, AZ  85258




                                 /s/ Thomas E. Dooley, Jr.
                                 THOMAS E. DOOLEY, JR., as agent for Sellers

                                                                   SECURED PARTY

                                 Secured Party's Address:
                                        12401 East Saddle Horn Drive
                                        Scottsdale, Arizona 85259

                                   SCHEDULE 1

Sellers
-------

         Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley

         Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

         E. Louis Werner, Jr. Trustee, E. Louis Werner, Jr. Revocable Intervivos Trust dated December 31, 1982

         Bobbi D. Hunter, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989

                                    EXHIBIT A
                                       to
                          Trademark Security Agreement

Trademarks
----------

Docket No.    Trademark                           Registration/S.N. Information

397-T-1       ANTIGUA                             U.S. Reg. No. 1,242,152, 6/14/83
                                                  Section 8 & 15 Affidavit filed 1/4/89

496-T-3       ANTIGUA                             U.S. Reg. No. 1,480,871, 3/15/88
                                                  Section 8 & 15 Affidavit filed 2/28/94

496-T-4       KACHINA DESIGN LOGO                 U.S. Reg. No. 1,561,053, 10/17/89
                                                  Section 8 and 15 Affidavit filed
                                                  10/17/94

496-T-7       ANTECH                              U.S. Reg. No. 1,683,030, 4/14/92

496-T-8       AII APPAREL                         U.S. Reg. No. 1,809,289, 12/7/93

496-T-11      ANTIGUA SPORT AND DESIGN LOGO       U.S. Reg. No. 1,940,578 12/12/95

496-T-12      WHEN THE SPORT IS EVERYTHING        U.S. Application S.N. 74/528,972
                                                  filed 5/24/94

Trade Name:   The Antigua Group, Inc.

                                    Exhibit A
                                     Page 1